Exhibit 99.1

For more information, contact:

Investors:

Corey Kinger

VP Investor Relations

212.601.7569

corey.kinger@ww.com

Media:

Nicole Penn

VP Corporate Communications

212.817.4341

nicole.penn@ww.com

WW Announces Fourth Quarter and Full Year 2019 Results and Provides Full Year 2020 Guidance

•	FY 2019 End of Period Subscribers up 8% year-over-year to 4.2 million, an all-time year-end high

•	Q4 2019 Revenues of $333 million; FY 2019 Revenues of $1.4 billion

•	Q4 2019 EPS of $0.42; FY 2019 EPS of $1.72

•	FY 2020 guidance: Revenues approaching $1.6 billion and EPS range of $2.15 to $2.40

NEW YORK (February 25, 2020) – WW International, Inc. (NASDAQ: WW) today announced its results for the fourth quarter and full year fiscal 2019 and provided its full year fiscal 2020 guidance.

“2020 is off to a terrific start. The global launch of the new myWW program is resonating in every market, the WW Presents: Oprah’s 2020 Vision tour in the U.S. has been engaging sold-out crowds to lead healthier lives and is reinforcing WW’s new positioning in wellness and weight loss, and great marketing execution by the teams around the world has driven strong performance in member signups year-over-year,” said Mindy Grossman, the Company’s President and CEO. “Right now, we have more than 5 million members globally – a new all-time record for WW.”

“We ended 2019 with 4.2 million subscribers, a record level for a year-end and up 8% from the end of 2018, with subscriber growth in all of our major geographic markets,” said Nick Hotchkin, the Company’s CFO, Operating Officer, North America and President, Emerging Markets. “Subscriber growth trends improved each quarter throughout the year, a testament to our global team’s focus and efforts to improve marketing execution. Member recruitment so far in 2020 has been well above the prior year, as expected, and is reflected in revenue and earnings growth guidance for full year 2020.”

Q4 2019 Consolidated Results

	Three Months Ended		% Change	% Change Adjusted for Constant Currency(1)
(in millions except percentages and per share amounts)	December 28, 2019	December 29, 2018
Service Revenues, net	$288.7	$288.8	(0.0%)	0.8%
Product Sales and Other, net	43.9	41.6	5.5%	6.4%

Revenues, net	$332.6	$330.4	0.7%	1.5%
Operating Income	$65.9	$80.3	(18.0%)	(16.7%)
Net Income*	$29.4	$43.8	(32.9%)	(31.2%)
EPS	$0.42	$0.63	(33.0%)	(31.3%)
Total Paid Weeks	56.9	53.8	5.7%	N/A
Digital(2) Paid Weeks	39.3	34.7	13.4%	N/A
Studio + Digital(3) Paid Weeks	17.6	19.2	(8.2%)	N/A
End of Period Subscribers(4)	4.2	3.9	8.0%	N/A
Digital Subscribers	3.0	2.6	15.1%	N/A
Studio + Digital Subscribers	1.3	1.3	(5.8%)	N/A

Note: Totals may not sum due to rounding.

(1)	See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.
(2)	“Digital” refers to providing subscriptions to the Company’s digital product offerings, including the Personal Coaching + Digital product.
(3)

“Studio + Digital” refers to providing access to the Company’s weekly in-person workshops combined with the Company’s digital subscription product offerings to commitment plan subscribers. The “Studio + Digital” business also includes the provision of access to workshops for members who do not subscribe to commitment plans, including the Company’s “pay-as-you-go” members.

(4)	“Subscribers” refers to Digital subscribers and Studio + Digital subscribers who participate in recur bill programs in Company-owned operations.

*	Except in the case of the financials attached to this release, “Net Income” refers to Net Income attributable to WW International, Inc.

Q4 2019 Business and Financial Highlights

•

End of Period Subscribers in Q4 2019 were up 8.0% versus the prior year period, driven by growth in all major geographic markets. Q4 2019 End of Period Digital Subscribers were up 15.1% and End of Period Studio + Digital Subscribers were down 5.8% versus the prior year period.

•

Total Paid Weeks in Q4 2019 were up 5.7% versus the prior year period, driven by growth in all major geographic markets. Q4 2019 Digital Paid Weeks increased 13.4% and Studio + Digital Paid Weeks decreased 8.2% versus the prior year period.

•	Revenues in Q4 2019 were $332.6 million. On a constant currency basis, Q4 2019 revenues increased 1.5% versus the prior year period.

¡	Service Revenues in Q4 2019 were $288.7 million. On a constant currency basis, these revenues increased 0.8% versus the prior year period, primarily driven by an increase in Digital subscribers.

¡	Product Sales and Other in Q4 2019 were $43.9 million. On a constant currency basis, these revenues increased 6.4% versus the prior year period, primarily due to an increase in product sales.

•

Operating Income in Q4 2019 was $65.9 million compared to $80.3 million in the prior year period. This decrease in operating income was primarily driven by operating deleverage on lower revenue from Studio + Digital Fees and higher marketing spend in the quarter versus the prior year period.

•	Effective Tax Rate in Q4 2019 was 13.7% compared to 2.0% in the prior year period.

•	Net Income in Q4 2019 was $29.4 million compared to $43.8 million in the prior year period.

•	Earnings per fully diluted share (EPS) in Q4 2019 was $0.42 compared to $0.63 in the prior year period.

¡	Certain items in Q4 2018 affect year-over-year comparability. The following items in the aggregate positively impacted Q4 2018 EPS by $0.17 per fully diluted share:

◾	$0.12 per fully diluted share tax benefit due to the reversal of a valuation allowance on foreign tax credits that have been fully utilized.

◾	$0.05 per fully diluted share tax benefit due to the reversal of a valuation allowance related to certain net operating losses that are now expected to be realized.

Full Year 2019 Consolidated Results

	Twelve Months Ended		% Change	% Change Adjusted for Constant Currency(1)
(in millions except percentages and per share amounts)	December 28, 2019	December 29, 2018
Service Revenues, net	$1,207.3	$1,273.2	(5.2%)	(3.5%)
Product Sales and Other, net	206.1	240.9	(14.5%)	(12.8%)

Revenues, net	$1,413.3	$1,514.1	(6.7%)	(5.0%)
Operating Income	$288.0	$389.0	(26.0%)	(24.4%)
Net Income*	$119.6	$223.7	(46.5%)	(44.7%)
EPS	$1.72	$3.19	(46.1%)	(44.2%)
Total Paid Weeks	235.0	227.9	3.1%	N/A
Digital(2) Paid Weeks	160.0	144.6	10.6%	N/A
Studio + Digital(3) Paid Weeks	75.1	83.3	(9.8%)	N/A
End of Period Subscribers(4)	4.2	3.9	8.0%	N/A
Digital Subscribers	3.0	2.6	15.1%	N/A
Studio + Digital Subscribers	1.3	1.3	(5.8%)	N/A

Note: Totals may not sum due to rounding.

(1)	See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.
(2)	“Digital” refers to providing subscriptions to the Company’s digital product offerings, including the Personal Coaching + Digital product.
(3)

“Studio + Digital” refers to providing access to the Company’s weekly in-person workshops combined with the Company’s digital subscription product offerings to commitment plan subscribers. The “Studio + Digital” business also includes the provision of access to workshops for members who do not subscribe to commitment plans, including the Company’s “pay-as-you-go” members.

(4)	“Subscribers” refers to Digital subscribers and Studio + Digital subscribers who participate in recur bill programs in Company-owned operations.

*	Except in the case of the financials attached to this release, “Net Income” refers to Net Income attributable to WW International, Inc.

Full Year 2019 Business and Financial Highlights

•

Total Paid Weeks in fiscal 2019 were up 3.1% versus the prior year, driven by growth in all major geographic markets. Fiscal 2019 Digital Paid Weeks increased 10.6% and Studio + Digital Paid Weeks decreased 9.8% versus the prior year.

•	Revenues in fiscal 2019 were $1,413.3 million. On a constant currency basis, fiscal 2019 revenues decreased 5.0% versus the prior year.

¡

Service Revenues in fiscal 2019 were $1,207.3 million. On a constant currency basis, these revenues decreased 3.5% versus the prior year, primarily driven by a decrease in Studio + Digital subscribers.

¡	Product Sales and Other in fiscal 2019 were $206.1 million. On a constant currency basis, these revenues decreased 12.8% versus the prior year, primarily due to a decrease in product sales.

•

Operating Income in fiscal 2019 was $288.0 million compared to $389.0 million in the prior year. This decrease in operating income was primarily driven by operating deleverage on lower revenue from Studio + Digital fees versus the prior year.

•	Effective Tax Rate in fiscal 2019 was 20.9% compared to 8.4% in the prior year.

•	Net Income in fiscal 2019 was $119.6 million compared to $223.7 million in the prior year.

•	Earnings per fully diluted share (EPS) in fiscal 2019 was $1.72 compared to $3.19 in the prior year.

¡	Certain items affect year-over-year comparability.

◾	Fiscal 2019 EPS was negatively impacted by $0.07 per fully diluted share from expenses related to the Company’s previously disclosed organizational realignment.

◾	Fiscal 2018 EPS was positively impacted by $0.48 per fully diluted share in the aggregate due to the following items:

•	$0.25 per fully diluted share tax benefit from Ms. Oprah Winfrey’s exercise of a portion of her stock options, as previously disclosed in March 2018.

•	$0.12 per fully diluted share tax benefit due to the reversal of a valuation allowance on foreign tax credits that have been fully utilized.

•	$0.06 per fully diluted share tax benefit related to favorable tax return adjustments.

•	$0.05 per fully diluted share tax benefit due to the reversal of a valuation allowance related to certain net operating losses that are now expected to be realized.

Other Items

•	Cash balance as of December 28, 2019 was $182.7 million. On that same date, the Company had no outstanding borrowings under its $150.0 million revolving credit facility.

•	Debt Prepayments: As previously disclosed, during fiscal 2019, the Company voluntarily prepaid $100.0 million in aggregate principal amount of term loans outstanding under its credit agreement.

Full Year Fiscal 2020 Guidance

The Company is providing its full year fiscal 2020 revenue guidance of approaching $1.6 billion and earnings guidance of between $2.15 and $2.40 per fully diluted share.

Fiscal 2020 includes a 53rd week, which bridges the last week of December 2020 and the first week of January 2021 (ending on January 2, 2021). The Company’s full year EPS guidance incorporates an expected $0.06 per fully diluted share negative impact from seasonally high marketing activity in the 53rd week.

Fourth Quarter and Full Year 2019 Conference Call and Webcast

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, Mindy Grossman, President and Chief Executive Officer, and Nicholas Hotchkin, Chief Financial Officer, Operating Officer, North America & President, Emerging Markets, will discuss the fourth quarter and full year fiscal 2019 results and answer questions from the investment community.

The live webcast of the conference call will be available on the Company’s corporate website, corporate.ww.com, in the Investors section under Presentations and Events. Supplemental investor materials will also be available in the same location prior to the start of the webcast. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release and today’s scheduled conference call:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. The Company presents in the attachments to this release the non-GAAP financial measures earnings before interest, taxes, depreciation, amortization and stock-based compensation (“EBITDAS”), net debt and a net debt to EBITDAS ratio. In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these non-GAAP financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures. A reconciliation of the forward-looking full year EBITDAS outlook to net income cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of the Company’s control, or cannot be reasonably predicted. For the same reasons, the Company is unable to assess the probable significance of the unavailable information, which could have a material impact on its future GAAP financial results.

About WW International, Inc.

WW – Weight Watchers reimagined – is a global wellness company powered by the world’s leading commercial weight management program. We inspire millions of people to adopt healthy habits for real life. Through our engaging tech-enabled experience and face-to-face group workshops, members follow our livable and sustainable program of healthy eating, physical activity, and a helpful mindset. Leveraging more than five decades of experience in building inspired communities and our deep expertise in behavioral science, we aim to democratize wellness and to deliver wellness for all. To learn more about the WW approach to healthy living, please visit ww.com. For more information about our global business, visit our corporate website at corporate.ww.com.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, revenue and earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management and wellness industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services, products or brands to continue to appeal to the market, or the Company’s ability to successfully expand into new channels of distribution or respond to consumer trends; the ability to successfully implement new strategic initiatives; the effectiveness of the Company’s advertising and marketing programs, including the strength of its social media presence; the impact on the Company’s reputation of actions taken by its franchisees, licensees, suppliers and other partners; the impact of the Company’s substantial amount of debt, debt service obligations and debt covenants, and the Company’s exposure to variable rate indebtedness; the ability to generate sufficient cash to service the Company’s debt and satisfy its other liquidity requirements; uncertainties regarding the satisfactory operation of the Company’s technology or systems; the impact of data security breaches or privacy concerns, including the costs of compliance with evolving privacy laws and regulations; the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to the Company; the expiration or early termination by the Company of leases; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political, social, intellectual property and foreign currency risks; uncertainties related to a downturn in general economic conditions or consumer confidence; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses; the seasonal nature of the Company’s business; the impact of events that discourage or impede people from gathering with others or accessing resources; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the outcomes of litigation or regulatory actions; the impact of existing and future laws and regulations; the Company’s failure to maintain effective internal control over financial reporting; the possibility that the interests of Artal Group S.A., the largest holder of the Company’s common stock and a shareholder with significant influence over the Company, will conflict with the Company’s interests or the interests of other holders of the Company’s common stock; the impact that the sale of substantial amounts of the Company’s common stock by existing large shareholders, or the perception that such sales could occur, could have on the market price of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the United States Securities and Exchange Commission (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com).

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

UNAUDITED

	December 28, 2019	December 29, 2018

ASSETS
Cash and cash equivalents	$182,736	$236,974
Other current assets	112,654	129,450

TOTAL CURRENT ASSETS	295,390	366,424
Property and equipment, net	54,066	52,202
Operating lease assets	151,983	—
Goodwill, franchise rights and other intangible assets, net	970,392	960,815
Other assets	26,483	35,100

TOTAL ASSETS	$1,498,314	$1,414,541

LIABILITIES AND TOTAL DEFICIT
Portion of long-term debt due within one year	$96,250	$77,000
Portion of operating lease liabilities due within one year	33,236	—
Other current liabilities	264,584	264,316

TOTAL CURRENT LIABILITIES	394,070	341,316
Long-term debt	1,479,920	1,669,708
Long-term operating lease liabilities	128,464	—
Deferred income taxes, other	177,681	208,547

TOTAL LIABILITIES	$2,180,135	$2,219,571

Redeemable noncontrolling interest	3,722	3,913

Shareholders’ deficit	(685,543)	(808,943)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,498,314	$1,414,541

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	December 28,	December 29,
	2019	2018
Service revenues, net (1)	$288,731	$288,834
Product sales and other, net (2)	43,852	41,552

Revenues, net	332,583	330,386

Cost of services (3)	129,454	118,181
Cost of product sales and other	27,978	26,985

Cost of revenues	157,432	145,166

Gross profit	175,151	185,220
Marketing expenses	43,455	36,464
Selling, general and administrative expenses	65,810	68,409

Operating income	65,886	80,347
Interest expense	32,222	35,108
Other expense, net	(443)	600

Income before income taxes	34,107	44,639
Provision for income taxes	4,679	912

Net income	29,428	43,727
Net (income) loss attributable to the noncontrolling interest	(45)	58

Net income attributable to WW International, Inc.	$29,383	$43,785

Earnings Per Share attributable to WW International, Inc.
Basic	$0.44	$0.65

Diluted	$0.42	$0.63

Weighted average common shares outstanding:
Basic	67,365	66,895

Diluted	70,018	69,942

Note: Totals may not sum due to rounding.

(1)

Consists of net “Digital Subscription Revenues” and net “Studio + Digital Fees”. “Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product. “Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.

(2)

Consists of sales of consumer products in workshops, via e-commerce, and through several trusted retail partners, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and franchise fees with respect to commitment plans and royalties.

(3)	Consists of cost of revenues and operating expenses for the Company’s Digital and Studio + Digital services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Twelve Months Ended
	December 28,	December 29,
	2019	2018
Service revenues, net (1)	$1,207,266	$1,273,196
Product sales and other, net (2)	206,071	240,925

Revenues, net	1,413,337	1,514,121

Cost of services (3)	502,907	508,477
Cost of product sales and other	123,748	139,234

Cost of revenues	626,655	647,711

Gross profit	786,682	866,410
Marketing expenses	243,998	226,319
Selling, general and administrative expenses	254,699	251,106

Operating income	287,985	388,985
Interest expense	135,267	142,346
Other expense, net	1,758	2,578

Income before income taxes	150,960	244,061
Provision for income taxes	31,513	20,493

Net income	119,447	223,568
Net loss attributable to the noncontrolling interest	169	181

Net income attributable to WW International, Inc.	$119,616	$223,749

Earnings Per Share attributable to WW International, Inc.
Basic	$1.78	$3.38

Diluted	$1.72	$3.19

Weighted average common shares outstanding:
Basic	67,188	66,280

Diluted	69,550	70,115

Note: Totals may not sum due to rounding.

(1)

Consists of net “Digital Subscription Revenues” and net “Studio + Digital Fees”. “Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product. “Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.

(2)

Consists of sales of consumer products in workshops, via e-commerce, and through several trusted retail partners, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and franchise fees with respect to commitment plans and royalties.

(3)	Consists of cost of revenues and operating expenses for the Company’s Digital and Studio + Digital services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Three Months Ended
	December 28,	December 29,	Variance
	2019	2018
Digital Paid Weeks (1)
North America	24,800	22,174	11.8%
CE	11,138	9,637	15.6%
UK	2,544	2,112	20.4%
Other (2)	817	729	12.1%

Total Digital Paid Weeks	39,299	34,652	13.4%

Studio + Digital Paid Weeks (1)
North America	11,892	13,182	(9.8%)
CE	2,685	2,878	(6.7%)
UK	2,494	2,507	(0.5%)
Other (2)	548	622	(11.8%)

Total Studio + Digital Paid Weeks	17,619	19,189	(8.2%)

Total Paid Weeks (1)
North America	36,692	35,356	3.8%
CE	13,822	12,515	10.4%
UK	5,038	4,619	9.1%
Other (2)	1,366	1,351	1.1%

Total Paid Weeks	56,918	53,841	5.7%

End of Period Digital Subscribers (3)
North America	1,871	1,648	13.5%
CE	863	730	18.2%
UK	190	160	18.5%
Other (2)	61	56	11.0%

Total End of Period Digital Subscribers	2,985	2,594	15.1%

End of Period Studio + Digital Subscribers (3)
North America	852	910	(6.4%)
CE	197	210	(6.4%)
UK	172	174	(1.0%)
Other (2)	40	44	(9.5%)

Total End of Period Studio + Digital Subscribers	1,260	1,338	(5.8%)

Total End of Period Subscribers (3)
North America	2,722	2,558	6.4%
CE	1,060	940	12.7%
UK	361	334	8.3%
Other (2)	102	100	1.8%

Total End of Period Subscribers	4,245	3,932	8.0%

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching + Digital); (ii) “Studio + Digital Paid Weeks” is the sum of total paid commitment plan weeks which include workshops and digital offerings and total “pay-as-you-go” weeks; and (iii) “Total Paid Weeks” is the sum of Digital Paid Weeks and Studio + Digital Paid Weeks.

(2)	Represents Australia, New Zealand and emerging markets.
(3)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital, including Personal Coaching + Digital, subscribers; (ii) “End of Period Studio + Digital Subscribers” is the total number of commitment plan subscribers that have access to combined workshops and digital offerings; and (iii) “End of Period Subscribers” is the sum of End of Period Digital Subscribers and End of Period Studio + Digital Subscribers.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Twelve Months Ended
	December 28,	December 29,	Variance
	2019	2018
Digital Paid Weeks (1)
North America	100,920	93,906	7.5%
CE	45,809	38,845	17.9%
UK	10,056	8,944	12.4%
Other (2)	3,180	2,899	9.7%

Total Digital Paid Weeks	159,965	144,594	10.6%

Studio + Digital Paid Weeks (1)
North America	50,735	57,305	(11.5%)
CE	11,604	12,574	(7.7%)
UK	10,454	10,886	(4.0%)
Other (2)	2,291	2,521	(9.1%)

Total Studio + Digital Paid Weeks	75,084	83,286	(9.8%)

Total Paid Weeks (1)
North America	151,655	151,211	0.3%
CE	57,413	51,419	11.7%
UK	20,509	19,830	3.4%
Other (2)	5,472	5,420	1.0%

Total Paid Weeks	235,050	227,880	3.1%

End of Period Digital Subscribers (3)
North America	1,871	1,648	13.5%
CE	863	730	18.2%
UK	190	160	18.5%
Other (2)	61	56	11.0%

Total End of Period Digital Subscribers	2,985	2,594	15.1%

End of Period Studio + Digital Subscribers (3)
North America	852	910	(6.4%)
CE	197	210	(6.4%)
UK	172	174	(1.0%)
Other (2)	40	44	(9.5%)

Total End of Period Studio + Digital Subscribers	1,260	1,338	(5.8%)

Total End of Period Subscribers (3)
North America	2,722	2,558	6.4%
CE	1,060	940	12.7%
UK	361	334	8.3%
Other (2)	102	100	1.8%

Total End of Period Subscribers	4,245	3,932	8.0%

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching + Digital); (ii) “Studio + Digital Paid Weeks” is the sum of total paid commitment plan weeks which include workshops and digital offerings and total “pay-as-you-go” weeks; and (iii) “Total Paid Weeks” is the sum of Digital Paid Weeks and Studio + Digital Paid Weeks.

(2)	Represents Australia, New Zealand and emerging markets.
(3)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital, including Personal Coaching + Digital, subscribers; (ii) “End of Period Studio + Digital Subscribers” is the total number of commitment plan subscribers that have access to combined workshops and digital offerings; and (iii) “End of Period Subscribers” is the sum of End of Period Digital Subscribers and End of Period Studio + Digital Subscribers.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					Q4 2019 Variance
						2019
						Constant
	Q4 2019			Q4 2018	2019	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2018	2018
Selected Financial Data
Consolidated Company Revenues	$332,583	$2,763	$335,346	$330,386	0.7%	1.5%
Consolidated Digital Subscription Revenues (1)	$150,232	$1,542	$151,774	$134,902	11.4%	12.5%
Consolidated Studio + Digital Fees (2)	$138,498	$878	$139,376	$153,932	(10.0%)	(9.5%)
Consolidated Service Revenues (3)	$288,731	$2,420	$291,151	$288,834	(0.0%)	0.8%
Consolidated Product Sales and Other (4)	$43,852	$343	$44,195	$41,552	5.5%	6.4%

North America
Digital Subscription Revenues (1)	$98,700	$(5)	$98,695	$89,675	10.1%	10.1%
Studio + Digital Fees (2)	$103,680	$—	$103,680	$114,173	(9.2%)	(9.2%)
Service Revenues (3)	$202,381	$(5)	$202,376	$203,848	(0.7%)	(0.7%)
Product Sales and Other (4)	$27,589	$—	$27,589	$24,410	13.0%	13.0%
Total Revenues	$229,969	$(4)	$229,965	$228,258	0.7%	0.7%
CE
Digital Subscription Revenues (1)	$41,010	$1,359	$42,369	$36,140	13.5%	17.2%
Studio + Digital Fees (2)	$19,687	$632	$20,319	$23,605	(16.6%)	(13.9%)
Service Revenues (3)	$60,697	$1,990	$62,687	$59,745	1.6%	4.9%
Product Sales and Other (4)	$7,905	$286	$8,191	$8,062	(1.6%)	1.6%
Total Revenues	$68,604	$2,274	$70,878	$67,807	1.2%	4.5%
UK
Digital Subscription Revenues (1)	$6,879	$(6)	$6,873	$5,756	19.5%	19.4%
Studio + Digital Fees (2)	$10,651	$8	$10,659	$11,124	(4.2%)	(4.2%)
Service Revenues (3)	$17,530	$2	$17,532	$16,880	3.8%	3.9%
Product Sales and Other (4)	$4,958	$25	$4,983	$5,340	(7.2%)	(6.7%)
Total Revenues	$22,488	$27	$22,515	$22,221	1.2%	1.3%
Other (5)
Digital Subscription Revenues (1)	$3,643	$194	$3,837	$3,331	9.4%	15.2%
Studio + Digital Fees (2)	$4,480	$239	$4,719	$5,030	(11.0%)	(6.2%)
Service Revenues (3)	$8,123	$433	$8,556	$8,361	(2.9%)	2.3%
Product Sales and Other (4)	$3,400	$61	$3,461	$3,738	(9.0%)	(7.4%)
Total Revenues	$11,522	$494	$12,016	$12,099	(4.8%)	(0.7%)

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product.
(2)	“Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.
(3)	“Service Revenues” equal “Digital Subscription Revenues” plus “Studio + Digital Fees”.
(4)

“Product Sales” are sales of consumer products in workshops, via e-commerce, and through several trusted retail partners, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and royalties.

(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					Full Year 2019 Variance
						2019
						Constant
	Full Year 2019			Full Year 2018	2019	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2018	2018
Selected Financial Data
Consolidated Company Revenues	$1,413,337	$25,754	$1,439,091	$1,514,121	(6.7%)	(5.0%)
Consolidated Digital Subscription Revenues (1)	$609,996	$12,429	$622,425	$567,767	7.4%	9.6%
Consolidated Studio + Digital Fees (2)	$597,270	$9,213	$606,483	$705,429	(15.3%)	(14.0%)
Consolidated Service Revenues (3)	$1,207,266	$21,642	$1,228,908	$1,273,196	(5.2%)	(3.5%)
Consolidated Product Sales and Other (4)	$206,071	$4,112	$210,183	$240,925	(14.5%)	(12.8%)

North America
Digital Subscription Revenues (1)	$401,890	$675	$402,565	$378,678	6.1%	6.3%
Studio + Digital Fees (2)	$446,576	$736	$447,312	$522,372	(14.5%)	(14.4%)
Service Revenues (3)	$848,466	$1,411	$849,877	$901,050	(5.8%)	(5.7%)
Product Sales and Other (4)	$130,836	$204	$131,040	$146,201	(10.5%)	(10.4%)
Total Revenues	$979,302	$1,615	$980,917	$1,047,251	(6.5%)	(6.3%)
CE
Digital Subscription Revenues (1)	$167,008	$9,467	$176,475	$149,571	11.7%	18.0%
Studio + Digital Fees (2)	$87,962	$5,039	$93,001	$107,528	(18.2%)	(13.5%)
Service Revenues (3)	$254,970	$14,505	$269,475	$257,099	(0.8%)	4.8%
Product Sales and Other (4)	$38,263	$2,297	$40,560	$47,226	(18.9%)	(14.1%)
Total Revenues	$293,233	$16,803	$310,036	$304,325	(3.6%)	1.9%
UK
Digital Subscription Revenues (1)	$26,898	$1,216	$28,114	$25,557	5.2%	10.0%
Studio + Digital Fees (2)	$44,145	$2,064	$46,209	$52,676	(16.2%)	(12.3%)
Service Revenues (3)	$71,043	$3,280	$74,323	$78,233	(9.2%)	(5.0%)
Product Sales and Other (4)	$23,514	$1,168	$24,682	$28,839	(18.5%)	(14.4%)
Total Revenues	$94,557	$4,448	$99,005	$107,072	(11.7%)	(7.5%)
Other (5)
Digital Subscription Revenues (1)	$14,200	$1,071	$15,271	$13,961	1.7%	9.4%
Studio + Digital Fees (2)	$18,587	$1,375	$19,962	$22,853	(18.7%)	(12.7%)
Service Revenues (3)	$32,787	$2,446	$35,233	$36,814	(10.9%)	(4.3%)
Product Sales and Other (4)	$13,458	$464	$13,922	$18,659	(27.8%)	(25.3%)
Total Revenues	$46,245	$2,910	$49,155	$55,473	(16.6%)	(11.4%)

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings, including the Personal Coaching + Digital product.
(2)	“Studio + Digital Fees” consist of the fees associated with the Company’s subscription plans for combined workshops and digital offerings and other payment arrangements for access to workshops.
(3)	“Service Revenues” equal “Digital Subscription Revenues” plus “Studio + Digital Fees”.
(4)

“Product Sales” are sales of consumer products in workshops, via e-commerce, and through several trusted retail partners, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and royalties.

(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					Q4 2019 Variance
						2019
						Constant
	Q4 2019			Q4 2018	2019	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2018	2018
Selected Financial Data
Gross Profit	$175,151	$1,751	$176,902	$185,220	(5.4%)	(4.5%)
Gross Margin	52.7%		52.8%	56.1%

Selling, General and Administrative Expenses	$65,810	$379	$66,189	$68,409	(3.8%)	(3.2%)

Operating Income	$65,886	$1,028	$66,914	$80,347	(18.0%)	(16.7%)
Operating Income Margin	19.8%		20.0%	24.3%

Note: Totals may not sum due to rounding.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					Full Year 2019 Variance
						2019
						Constant
	Full Year 2019			Full Year 2018	2019	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2018	2018
Selected Financial Data
Gross Profit	$786,682	$15,458	$802,140	$866,410	(9.2%)	(7.4%)
Gross Margin	55.7%		55.7%	57.2%

Selling, General and Administrative Expenses	$254,699	$3,490	$258,189	$251,106	1.4%	2.8%

Operating Income	$287,985	$5,999	$293,984	$388,985	(26.0%)	(24.4%)
Operating Income Margin	20.4%		20.4%	25.7%

Note: Totals may not sum due to rounding.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS)

UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 28,	December 29,	December 28,	December 29,
	2019	2018	2019	2018

Net Income	$29,383	$43,785	$119,616	$223,749
Interest	32,222	35,108	135,267	142,346
Taxes	4,679	912	31,513	20,493
Depreciation and Amortization	11,474	11,467	45,017	44,061
Stock-based Compensation	5,544	4,842	20,471	20,188

EBITDAS	$83,302	$96,114	$351,884	$450,837

Note: Totals may not sum due to rounding.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT RATIO)

UNAUDITED

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Trailing Twelve Months
Net Debt to EBITDAS
Net (Loss) Income	$(10,687)	$53,834	$47,086	$29,383	$119,616
Interest	35,195	34,732	33,118	32,222	135,267
Taxes	(2,875)	16,586	13,123	4,679	31,513
Depreciation and Amortization	11,405	11,288	10,850	11,474	45,017
Stock-based Compensation	4,812	4,872	5,243	5,544	20,471

EBITDAS	$37,850	$121,312	$109,420	$83,302	$351,884

Total Debt					$1,576,170
Less: Cash					182,736

Net Debt					$1,393,435

Net Debt to EBITDAS					4.0 X

Note: Totals may not sum due to rounding.